Annual Fund Operating Expenses - Concorde Wealth Management Fund series - Concorde Wealth Management Fund class	Jan. 31, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.85%
Acquired Fund Fees and Expenses	0.15%	[1]
Expenses (as a percentage of Assets)	1.80%

[1]	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the FUND incurs from investing in the shares of other investment companies, including private funds, money market funds and exchange-traded funds. The Total Annual Fund Operating Expenses for the FUND in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.